Exhibit 99.2

FOR IMMEDIATE RELEASE July 1, 2019	CHRISTOPHER J. MUNYAN - PRESIDENT AND CHIEF EXECUTIVE OFFICER 610-729-3740 Chris.munyan@cssindustries.com

CSS INDUSTRIES, INC. REACHES COOPERATION AGREEMENT WITH VARANA CAPITAL
Agrees to Appoint Two New Independent Directors to the CSS Board

PLYMOUTH MEETING, PA, July 1, 2019 - CSS Industries, Inc. (NYSE: CSS), a leading consumer products company serving the craft, gift and seasonal markets, today announced that it has entered into a cooperation agreement (the “Cooperation Agreement”) with Varana Capital, LLC and its affiliates, which collectively own approximately 4% of the outstanding shares of CSS common stock.
Under the terms of the Cooperation Agreement and effective immediately, the CSS Board of Directors has been expanded to ten members, and has appointed to its membership two new independent directors recommended by Varana Capital, Philip R. Broenniman and David Silver. The CSS Board will support their re-election at CSS’s 2019 Annual Meeting of Stockholders as part of a nine-person slate of nominees recommended by the CSS Board. CSS will hold its 2019 Annual Meeting of Stockholders no later than August 30, 2019.
Rebecca C. Matthias, CSS’s Chair of the Board, stated, “We are pleased to have reached this Cooperation Agreement with Varana Capital and appreciate the constructive dialogue we have had with them. I am also pleased to welcome Phil and David to the CSS Board and am confident they will complement the strengths of the current members of our Board as we continue to oversee the transformation of CSS into a leaner, more focused organization.”
Philip R. Broenniman, Managing Partner of Varana Capital, stated, “We appreciate the constructive engagement and open dialogue we have had with CSS’s Board and senior management team. With this Cooperation Agreement, we look forward to continuing to work collaboratively with the CSS Board and senior management as we pursue our common goal of enhancing value for all stockholders.”
Under the terms of the Cooperation Agreement, Varana Capital and its affiliates have agreed to vote their shares in support of, among other things, the election of CSS’s slate of recommended directors, which includes the two new independent directors appointed to the Board pursuant to the Cooperation Agreement, at CSS’s 2019 Annual Meeting of Stockholders. Varana Capital will also abide by certain customary standstill provisions until the date that is the earlier of 30 days prior to the expiration of the advance notice period for stockholders to submit nominations of director candidates to be considered at the CSS 2020 Annual Meeting of Stockholders and 100 days prior to the first anniversary of the CSS 2019 Annual Meeting of Stockholders.
A complete copy of the Cooperation Agreement between CSS and Varana Capital will be included as an exhibit to a Current Report on Form 8-K that CSS will file with the Securities and Exchange Commission.

CSS Industries, Inc. | 450 Plymouth Road, Suite 300 | Plymouth Meeting, PA 19462

Dissemination of Company Information
CSS Industries, Inc. intends to make future announcements regarding company developments and financial performance through its website at www.cssindustries.com.
About CSS Industries, Inc.

CSS is a creative consumer products company, focused on the craft, gift and seasonal categories.  For these design-driven categories, we engage in the creative development, manufacture, procurement, distribution and sale of our products with an omni-channel approach focused primarily on mass market retailers.  Our core products within the craft category include sewing patterns, ribbons, trims, buttons, and kids crafts. For the gift category, our core products are designed to celebrate certain life events or special occasions, with a focus on packaging items, such as ribbons, bows, bags and wrap, as well as stationery, baby gift items, and party and entertaining products.  For the seasonal category, we focus on holiday gift packaging items, including ribbons, bows, bags, tags and gift card holders, in addition to specific holiday-themed decorations and activities, including Easter egg dyes and Valentine’s Day classroom exchange cards.  In keeping with our corporate mission, all of our products are designed to help make life memorable.

Forward-Looking Statements

Any statements contained in this press release that do not describe historical facts, including future operations, are neither promises nor guarantees and may constitute “forward-looking statements” as that term is defined in the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements may include words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue,” the negative of these terms and other comparable terminology. Any such forward-looking statements contained herein are based on current assumptions, estimates and expectations, but are subject to a number of known and unknown risks and significant business, economic and competitive uncertainties that may cause actual results to differ materially from expectations. Numerous factors could cause actual future results to differ materially from current expectations expressed or implied by such forward-looking statements, including the risks and other risk factors detailed in various publicly available documents filed by CSS from time to time with the Securities and Exchange Commission (SEC), which are available at www.sec.gov, including but not limited to, such information appearing under the caption “Risk Factors” in CSS’s Annual Report on Form 10-K filed with the SEC on May 31, 2019. Any forward-looking statements should be considered in light of those risk factors. CSS cautions readers not to rely on any such forward-looking statements, which speak only as of the date they are made. CSS disclaims any intent or obligation to publicly update or revise any such forward-looking statements to reflect any change in Company expectations or future events, conditions or circumstances on which any such forward-looking statements may be based, or that may affect the likelihood that actual results may differ from those set forth in such forward-looking statements.
Important Additional Information And Where To Find It
CSS Industries, Inc., its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from CSS’s stockholders in connection with the matters to be considered at CSS’s 2019 Annual Meeting of Stockholders. Information regarding the names of CSS’s directors and executive officers and their respective direct or indirect interests in CSS by security holdings or otherwise can be found in CSS’s proxy statement for its 2018 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission (“SEC”) on June 22, 2018. To the extent holdings of CSS’s securities have changed since the amounts set forth in CSS’s proxy statement for its 2018 Annual Meeting of Stockholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov. Additional information regarding CSS’s director, officer and other participants in the solicitation of proxies from CSS’s stockholders in connection with the matters to be considered at CSS’s 2019 Annual Meeting of Stockholders, and their respective direct or indirect interests in CSS, through security holdings or otherwise, will be set forth in CSS’s proxy statement for its 2019 Annual Meeting of Stockholders, including the schedules and appendices thereto.
CSS Industries, Inc. intends to file a proxy statement and accompanying proxy card with the SEC in connection with the solicitation of proxies from CSS’s stockholders in connection with the matters to be considered at CSS’s 2019 Annual Meeting of Stockholders. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND THE ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED BY CSS WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain the Proxy Statement, any amendments or supplements to the Proxy Statement, the accompanying proxy card, and other documents filed by CSS with the SEC free of charge at the SEC’s website at www.sec.gov. Copies will also be available free of charge at the Investor Resources section of CSS’s corporate website at www.cssindustries.com, by writing to CSS’s Corporate Secretary at CSS Industries, Inc., 450 Plymouth Road, Suite 300, Plymouth Meeting, PA 19462, or by contacting CSS at (610) 729-3959.